Item 77C - DWS Short-Term
Municipal Bond Fund (a series
of DWS Advisor Funds)

Registrant incorporates by
reference to Proxy Statement
filed on March 3, 2006
(Accession No. 0001193125-
06-044817).
A Special Meeting of
shareholders (the "Meeting") of
DWS Short-Term Municipal
Bond Fund (the "Fund") was
held on May 5, 2006, at the
offices of Deutsche Asset
Management, 345 Park
Avenue, New York, New York
10154. At the Meeting, the
following matter was voted
upon by the shareholders (the
resulting votes are presented
below):
I.	Election of Trustees.
("Number of Votes"
represents all funds that are
series of DWS Investments
Trust.)


Number of Votes:

For
Withheld
Henry P. Becton, Jr.
229,475,182.312
2,617,703.165
Dawn-Marie Driscoll
229,385,362.059
2,707,523.418
Keith R. Fox
229,414,105.859
2,678,779.618
Kenneth C. Froewiss
229,543,244.169
2,549,641.308
Martin J. Gruber
229,465,700.091
2,627,185.386
Richard J. Herring
229,507,427.394
2,585,458.083
Graham E. Jones
229,329,443.182
2,763,442.295
Rebecca W. Rimel
229,303,664.866
2,789,220.611
Philip Saunders, Jr.
229,477,714.933
2,615,170.544
William N. Searcy, Jr.
229,368,895.540
2,723,989.937
Jean Gleason
Stromberg
229,516,447.517
2,576,437.960
Carl W. Vogt
229,439,747.901
2,653,137.576
Axel Schwarzer
229,446,632.712
2,646,252.765

The Meeting was reconvened
on June 1, 2006, at which time
the following matters were
voted upon by the shareholders
(the resulting votes are
presented below):
II-A.	Approval of an
Amended and Restated
Investment Management
	Agreement with the Fund's
Current Investment Advisor.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
33,795,981.742
348,831.177
593,668.204
9,986,754.000



II-B.	Approval of an
Amended and Restated
Investment Management
	Agreement with Deutsche
Investment Management
Americas Inc.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
33,801,002.742
347,237.177
590,241.204
9,986,754.000

II-C.	Approval of a
Subadvisor Approval
Policy.1


Number of Votes:
For
Against
Abstain
Broker Non-Votes*
14,732,258.880
19,372,080.401
634,141.842
9,986,754.000

III.	Approval of revised
fundamental investment
restrictions on:
III-A.	Borrowing Money

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
34,095,955.860
460,300.354
182,224.909
9,986,754.000

III-B.	Pledging Assets

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
34,104,663.451
451,591.763
182,225.909
9,986,754.000

III-C.	Senior Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
34,111,376.451
444,878.763
182,225.909
9,986,754.000

III-D.	Concentration

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
34,167,029.451
389,225.763
182,225.909
9,986,754.000

III-E.	Underwriting of Securities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
34,143,192.451
413,062.763
182,225.909
9,986,754.000

III-F.	Real Estate Investments

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
34,168,384.451
387,870.763
182,225.909
9,986,754.000



III-G.	Commodities

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
34,126,254.860
430,000.354
182,225.909
9,986,754.000

III-H.	Lending

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
34,166,948.451
389,307.763
182,224.909
9,986,754.000

III-I.	Portfolio Diversification for
Diversified Funds

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
34,144,350.451
411,904.763
182,225.909
9,986,754.000

III-R.	Options

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
34,164,434.451
391,820.763
182,225.909
9,986,754.000

VIII.	Approval of Reorganization
into a Massachusetts
Business Trust.

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
33,718,017.187
482,164.423
538,299.513
9,986,754.000

The Meeting was further
reconvened on July 27, 2006,
at which time the following
matter was voted upon by the
shareholders (the resulting
votes are presented below).

VII.	Adoption of a Rule
12b-1 Plan (Class B only).1

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
210,175.487
9,289.000
12,388.000
79,828.000

The Meeting was further
reconvened on August 31,
2006, at which time the
following matter was voted
upon by the shareholders (the
resulting votes are presented
below).

1	This proposal was not approved by
the shareholders.


VII.	Adoption of a Rule 12b-1
Plan (Class C only).1

Number of Votes:
For
Against
Abstain
Broker Non-Votes*
1,768,173.932
37,731.000
124,404.016
1,052,851.000


1	This proposal was not approved by
the shareholders.
*	Broker non-votes are proxies
received by the Fund from brokers
or nominees when the broker or
nominee neither has received
instructions from the beneficial
owner or other persons entitled to
vote nor has discretionary power to
vote on a particular matter.


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